 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2007
(Date of earliest event reported)

Tripos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1699 South Hanley Rd. St. Louis, MO	63144	(314) 647-1099
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On February 27, 2007, Tripos, Inc (the "Company") and LaSalle Bank National Association entered into the Seventh Amendment and Consent to Amended and Restated Loan Agreement, effective February 27, 2007.  As previously disclosed, the Company is presently soliciting proxies from its shareholders to, among other things, approve a sale of substantially all of the assets of the Company's discovery informatics business to a newly-formed subsidiary of Vector Capital (the "Asset Sale").  Under the terms of the Seventh Amendment and Consent, LaSalle Bank National Association consents to the Asset Sale, provided it closes on or before March 21, 2007, and extends the revolving loan maturity date from February 28, 2007 to March 21, 2007.  The term loan maturity date is also amended from February 28, 2007 to March 21, 2007.  As of September 30, 2006, the Company had outstanding $3,310,000 under its revolving loan and $3,534,375 under its term loan.

During the discussions with LaSalle Bank that led to the extension through March 21, 2007, LaSalle reiterated that it does not intend to further extend the maturity date of the LaSalle credit facility if the stockholders do not approve the Asset Sale.  The Company's ability to operate as a going concern and fund its operating and capital needs if stockholders do not approve the Asset Sale is dependent upon the Company's ability to obtain capital in an amount sufficient to repay LaSalle and provide sufficient working capital for the Company.  The Company is seeking, but may not be able to obtain, alternative financing.  If new financing is available, it would likely be on terms that are materially adverse to the Company and its stockholders.  If new capital is not available and stockholders have not approved the Asset Sale, the Company would attempt to renegotiate the current terms of the LaSalle facility with the lender.  If stockholders have not approved the Asset Sale and the Company can neither obtain alternative financing nor renegotiate the current facility with LaSalle, the Company may determine that it should pursue a restructuring of the Company's debt and other interests under applicable law.

A copy of the Seventh Amendment and Consent to Amended and Restated Loan Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Also on February 27, 2007, the Company and Horizon Technology Funding Company LLC entered into a Second Amendment to a certain Venture Loan and Security Agreement dated as of December 21, 2004.  This Second Amendment is effective as of February 27, 2007.  Under the terms of the Second Amendment, Horizon Technology Funding Company consents to the Asset Sale, provided it closes on or before March 21, 2007 and that all of the Company's obligations under the Venture Loan and Security Agreement are paid in full contemporaneously therewith.  In addition, the Second Amendment amended the payment terms such that the $456,515.99 principal and accrued interest payment that was previously due March 1, 2007 shall be due April 1, 2007, and monthly payments of principal and accrued interest in the amount of $134,662.75 shall commence beginning May 1, 2007 rather than April 1, 2007.

A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Additional Information About the Transactions

On February 14, 2007, Tripos, Inc. filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors can obtain these documents free of charge at the SEC's web site (www.sec.gov) or from Tripos, Inc. free of charge by directing a request to John Yingling, Senior Vice President and Chief Financial Officer, Tripos, Inc., 1699 South Hanley Rd., St. Louis, MO 63144.  The directors and executive officers of Tripos, Inc. may be considered participants in the solicitation of proxies in favor of the transactions described in the proxy statement from the shareholders of Tripos, Inc.  Information about the directors and executive officers of Tripos, Inc. is set forth in the proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 17, 2006.  Additional information regarding the interests of such individuals is included in the proxy statement and the other relevant documents filed with the SEC relating to the special meeting.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

10.1      Seventh Amendment and Waiver to Amended and Restated Loan Agreement between Tripos, Inc., Tripos Realty, LLC and LaSalle Bank National Association.

10.2      Second Amendment between Tripos, Inc. and Horizon Technology Funding Company LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPOS, INC.

By: /s/ John D. Yingling

John D. Yingling

Senior Vice President and Chief Financial Officer

Date: February 27, 2007

INDEX TO EXHIBITS

Exhibit No.        Description

10.1      Seventh Amendment and Waiver to Amended and Restated Loan Agreement between Tripos, Inc., Tripos Realty, LLC and LaSalle Bank National Association.

10.2      Second Amendment between Tripos, Inc. and Horizon Technology Funding Company LLC.

Exhibit 10.1

SEVENTH AMENDMENT AND CONSENT
TO
AMENDED AND RESTATED LOAN AGREEMENT

            THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Seventh Amendment") is made and entered into as of this 27th day of February, 2007, by and among TRIPOS, INC., a Utah corporation ("Tripos"), TRIPOS REALTY, LLC, a Missouri limited liability company ("Tripos Realty;" Tripos and Tripos Realty are sometimes collectively referred to herein as the "Obligors"), and LASALLE BANK NATIONAL ASSOCIATION (the "Lender").

WITNESSETH:

            WHEREAS, pursuant to that certain Amended and Restated Loan Agreement, dated as of December 2, 2002, by and among the Obligors and Lender, Lender (i) established in favor of Tripos a revolving line of credit initially in the amount of $6,000,000, and (ii) made a Term Loan to Tripos in the initial amount of $4,350,000, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of October 16, 2003, that certain Second Amendment to Amended and Restated Loan Agreement dated as of April 19, 2004, that certain Third Amendment to Amended and Restated Loan Agreement dated as of December 21, 2004, that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of April 14, 2005, that certain Fifth Amendment to Amended and Restated Loan Agreement dated as of April 18, 2006, and that certain Sixth Amendment and Waiver to Amended and Restated Loan Agreement dated as of December 5, 2006 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

            WHEREAS, the Lender has agreed to the modification of certain provisions contained in the Loan Agreement upon the terms and conditions hereafter set forth; and

            WHEREAS, Obligors have requested that Lender provide its consent to the sale of substantially all of the assets of Tripos and its subsidiaries relating to its Informatics business (the "Transaction") pursuant to that certain Asset Purchase Agreement dated as of November 19, 2006 (as amended from time to time);

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.         Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

            2.         Consent.  Provided that it closes on or before March 21, 2007 and that all of the Loan Obligations are paid in full to Lender contemporaneously therewith, the Lender hereby consents to consummation of the Transaction.

            3.         Amendments to Loan Agreement.  The Loan Agreement is hereby amended as of the date first written above, as follows:

(a)                                              The definition of "Revolving Loan Maturity Date" contained on Exhibit 2.1 (Glossary and Index of Defined Terms) is hereby amended by deleting the reference to "February 28, 2007" and substituting in lieu thereof the date "March 21, 2007".

(b)                                             The definition of "Term Loan Maturity Date" contained on Exhibit 2.1 (Glossary and Index of Defined Terms) is hereby amended by deleting the reference to "February 28, 2007" and substituting in lieu thereof "March 21, 2007."

            3.         Conditions to Effectiveness.  This Seventh Amendment shall become effective when and only when the Lender shall have received (i) this Seventh Amendment duly executed by the Obligors, (ii) evidence reasonably satisfactory to the Lender and its counsel that the transactions contemplated by the Seventh Amendment have been properly authorized, (iii) a Reaffirmation of Guaranty in a form reasonably satisfactory to Lender duly executed by Tripos Realty and Optive Research, and (iv) evidence that the Obligors and Horizon have entered into an amendment of the Horizon Loan Agreement pursuant to which (A) principal payments thereunder shall be postponed through March 21, 2007 and (B) such other changes as may be approved by Lender.

            4.          Representations and Warranties.  Borrower and Tripos Realty hereby represent and warrant as follows:

                        (a)         This Seventh Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Obligors and are enforceable against Obligors in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or by equitable principles of general application.

                        (b)        Upon the effectiveness of this Seventh Amendment, Obligors hereby reaffirm all covenants, representations and warranties made in the Loan Agreement (except to the extent any representation or warranty relates to an earlier date in which case such representations and warranties are not being restated) to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Seventh Amendment.

                        (c)         No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Seventh Amendment.

                        (d)        The Covered Persons have no defense, counterclaim or offset with respect to the Loan Agreement or any of the other Loan Documents.

            5.          Effect on the Loan Agreement.

                        (a)         Upon the effectiveness of this Seventh Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan agreement as amended hereby.

                        (b)        Except as specifically amended herein, the Loan Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                        (c)         The execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            7.          Governing Law.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Missouri.

            8.          Headings.  Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

            9.          Counterparts.  This Seventh Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

                        IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the day and year first written above.

                                                                        TRIPOS, INC.

                                                                        By:       _________________________________

                                                                                    Name:  ___________________________

                                                                                    Title:    ___________________________

                                                                        TRIPOS REALTY, LLC

                                                                        (as Obligor and acknowledged as Guarantor)

                                                                        By: TRIPOS, INC., its sole member

                                                                        By:       ________________________________

                                                                                    Name:  __________________________

                                                                                    Title:    __________________________

                                                                        LASALLE BANK NATIONAL ASSOCIATION

                                                                        By:       ________________________________

                                                                                    Name:  Tom Harmon

                                                                                    Title:    Senior Vice President

Exhibit 10.2

SECOND AMENDMENT

This SECOND AMENDMENT ("Agreement"), executed as of February 27, 2007 is entered into by and between TRIPOS, INC., a Utah corporation ("Borrower"), and HORIZON TECHNOLOGY FUNDING COMPANY LLC ("Lender").

RECITALS

Borrower hereby stipulates, acknowledges and agrees in favor of Lender that the following recitals are true, complete and correct:

A.                 Pursuant to a  certain Venture Loan and Security Agreement, dated as of December 21, 2004 as amended by a certain Amendment and Waiver Agreement effective as of December 1, 2006 (collectively, as amended from time to time and in effect, the "Loan Agreement") by and between Borrower and Lender, the Lender made a certain loan to Borrower upon the terms and subject to the conditions set forth therein (the "Loan"), which Loan is further evidenced by a certain Secured Promissory Note dated as of December 21, 2004 in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) executed by Borrower in favor of Lender (the "Note").

B.                  All Obligations (as defined in the Loan Agreement and evidenced by the Note) of Borrower to Lender are secured by validly perfected security interests in all assets of Borrower.

C.                 Borrower hereby reaffirms its Obligations to Lender under the Loan Agreement and agrees that it is indebted under the Loan Agreement to Lender as of the date hereof without defense or offset of any kind in the aggregate principal amount of $3,088,758.25, plus interest, costs and expenses, including attorneys' fees.

D.                 Borrower acknowledges and agrees that:  (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lender, (ii) all action taken by Lender with respect to the Loan Agreement and the Collateral have been commercially reasonable and (iii) it has no cause of action, claim, defense or set-off against the Lender in any way regarding or relating to the Loan Agreement or Lender's actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, it is waived and Lender is released from any claims of Borrower.

E.                  Borrower has now requested that Lender consent to (a) the sale of substantially all of the assets of Borrower and its subsidiaries relating to its Informatics business (the "Transaction') pursuant to that certain Asset Purchase Agreement dated as of November 19, 2006 (as amended from time to time) and (b) amending the Scheduled Payments due under the Loan Agreement and Note. Lender is willing to do so solely in consideration for and upon the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

       1.                     Definitions; Interpretation.  Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement.  Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

    2.                  Amendment of Note.  Borrower and Lender hereby agree that the Note is hereby amended by deleting the second paragraph of the Note and replacing it with the following:

            Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate.  The Loan Rate for this Note is 11.42% per annum based on a year of twelve 30-day months.  If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month.  Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on the first day of each month ("Payment Date"), commencing February 1, 2005, through and including July 1, 2006.  Commencing on August 1, 2006, and continuing on consecutive Payment Dates thereafter through and including November 1, 2006, Borrower shall make to Lender equal payments of principal and accrued interest on the then outstanding principal amount of the Loan in the amount of One Hundred Thirty-Four Thousand Six Hundred Sixty Two and 75/100 Dollars ($134,662.75). Commencing on December 1, 2006 through and including March 1, 2007, Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on the first day of each month. On April 1, 2007 Borrower shall make to Lender a payment of principal and accrued interest on the then outstanding principal amount of the Loan in the amount of Four Hundred Fifty-Six Thousand Five Hundred Fifteen and 99/100 Dollars ($456,515.99). Commencing on May 1, 2007, and continuing on consecutive Payment Dates thereafter through and including February 1, 2009, Borrower shall make to Lender equal payments of principal and accrued interest on the then outstanding principal amount of the Loan in the amount of One Hundred Thirty-Four Thousand Six Hundred Sixty Two and 75/100 Dollars ($134,662.75). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on February 1, 2009 (the "Maturity Date"). Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement.  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

            3.                  Consent. Provided that it closes on or before March 21, 2007 and that all of the Obligations (as defined in the Loan Agreement) are paid in full to Lender contemporaneously therewith, the Lender hereby consents to consummation of the Transaction.

            4.                  Condition to Effectiveness.  The effectiveness of this Agreement is conditioned upon the delivery by Borrower to Lenders of the following:

                         (a) This Agreement duly executed and delivered by Borrower; and

                        (b)  Senior Creditor executing a certain Seventh Amendment with respect to the Senior Creditor Agreement containing substantially the same terms as contained in the draft of such Amendment forwarded to Lender, which terms shall include an extension of the time for repayment of all obligations under the Senior Credit Agreement to March 21, 2007.

            5.                  General Release. As of the date hereof, for valuable consideration, the receipt of which is hereby acknowledged, Borrower hereby, for itself, its officers, its employees, affiliates, partners, agents, successors, administrators and assigns, releases, acquits and forever discharges Lender, its past or present directors, managers, officers, employees, agents, affiliates, attorneys, shareholders, successors and assigns ("Released Parties"), and each of them, separately and collectively, of and from any and all claims, actions, causes of action, counterclaims, liabilities, suits, debts, offsets, setoffs, losses, liens, demands, rights, obligations, damages, costs, attorneys' fees, interest, loss of service, expenses and compensation, known or unknown, fixed or contingent, and defenses of every nature and kind whatsoever ("Claims"), which Borrower might have had in the past, or now has accruing up to the date hereof, including, without limitation, any Claims relating to an in any way connected with:  the Loan Agreement, the related agreements thereto, and the lending relationship between Borrower and the Released Parties as of the date hereof.  Furthermore, Borrower further agrees never to commence any legal action or other proceeding against Lender or raise a defense in any legal action based in whole or in part on Claims released hereunder. Borrower acknowledges that it is relying on no written or oral agreement, representation or understanding of any kind made by Lender or any employee, attorney or agent of Lender.

            8.                  Effect of Consent.  On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement.  Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement.  Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to contrary) (a) modify the Loan Agreement or any other Loan Document (as defined in the Loan Agreement), (b) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (c) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower.

            9.                  Representations and Warranties.  Borrower hereby represents and warrants to Lender that (i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of Utah and is duly qualified and authorized to do business in the state(s) where Collateral is or will be located; (ii) Borrower has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Agreement and perform the terms hereof; and (iii) this Agreement has been duly executed and delivered by Borrower and constitutes the valid, binding and enforceable obligation of Borrower.

            10.              Full Force and Effect.  Except as amended above, the Loan Agreement remains in full force and effect.

            11.              Headings.  Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

            12.              Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

            13.              Counterparts.  This Agreement may be executed in any number of identical counterparts (including facsimile counterparts), any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

            14.              Integration.  This Agreement, together with the documents referred to in Section 3 hereof, and the Loan Documents, constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and al prior agreements, correspondence and communications.

            15.              Reimbursement.  As required by the Loan Agreement, Lender's legal fees and expenses incurred in connection with the negotiation and preparation of this Agreement shall constitute Obligations which shall be payable in accordance with the Loan Agreement at Lender's request.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

TRIPOS, INC.

By:

Name:

Title:

HORIZON TECHNOLOGY FUNDING COMPANY LLC

By: Horizon Technology Finance, LLC, its sole member

By:

Name:

Title: Managing Member